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Cartesian Reports Fourth Quarter and Full Year 2014 Financial Results

Strong Finish to Year with 34% Year-over-Year Revenue Growth in the Fourth Quarter, Bringing Full Year 2014 Revenues to $71.7 Million, up 29%

Overland Park, KS – February 26, 2015 – Cartesian, Inc. (Nasdaq: CRTN), a specialist provider of consulting services and managed solutions to the global communications, technology and digital media industries, reported financial results for its 2014 fourth quarter and full year ended January 3, 2015.

Highlights:

●	Consolidated revenues up 34.1% year-over-year in Q4 2014 to $18.7 million; full year 2014 revenues up 29.4% year-over-year to $71.7 million.

●	Substantial growth in the Company's EMEA segment in Q4 and full year 2014, and technology-enabled solutions, including managed analytics.

●	SG&A down significantly as a percentage of revenues, declining to 38.0% in Q4 2014 compared to 48.5% in Q4 2013.

●	Maintained strong balance sheet, with nearly $13.0 million in cash and net working capital of $17.6 million at year end 2014.

“2014 was a standout year for Cartesian. By elevating our value proposition, deepening our relationships with key clients, and investing to evolve our offerings with a focus on technical solutioning and alliance partnerships, we drove full year revenue growth of nearly 30% and expanded our profitability despite making targeted investments in our future,” said Donald Klumb, CEO of Cartesian.  “We expect that our approach to managed analytic solutions designed specifically for the telecom and media industry will be a key next step driving our transformation and enhancing our future growth. Technical solutioning represented approximately 12% of our total revenues for the year and we are executing on a strategy to dramatically grow that business in coming years.  We believe we are well-positioned in the TMT sector to provide differentiated data analytic offerings in such areas as the Internet of Things, smart energy and customer value management.  Partnerships are also an important growth driver for us.  Through our Elutions partnership, we have developed a significant pipeline and we are continually evaluating how best to realize the potential that exists here.”

Financial Results for the Fourth Quarter Ended January 3, 2015

Revenues in the fourth quarter of 2014 were $18.7 million, up 34.1% from $13.9 million in the fourth quarter of 2013. During the quarter, Cartesian’s gross margin was 36.5%, compared with 38.3% in the fourth quarter of 2013. The fourth quarter of 2014 was comprised of fourteen weeks and the fourth quarter of 2013 was comprised of thirteen weeks.

Selling, general and administrative expenses were $7.1 million, or 38.0% of revenues, in the fourth quarter of 2014, compared to $6.8 million, or 48.5% of revenues, in the fourth quarter of 2013. Non-cash share-based compensation expense was $334,000 in the fourth quarter of 2014 and $205,000 in the fourth quarter of 2013.

After adjusting for certain items as described below, non-GAAP adjusted income from operations was $0.9 million for the fourth quarter of 2014, compared to non-GAAP adjusted income from operations of $0.4 million for the fourth quarter of 2013.  GAAP loss from operations was ($0.3) million in the fourth quarter of 2014, compared to a GAAP loss from operations of ($1.4) million in the fourth quarter of 2013.

After adjusting for certain items as described below, Cartesian reported non-GAAP adjusted net income of $0.6 million, or $0.08 per diluted share, for the fourth quarter of 2014, compared to non-GAAP adjusted net income of $0.4 million, or $0.06 per diluted share, for the fourth quarter of 2013. The Company reported a GAAP net loss of ($0.4) million, or ($0.04) per diluted share for the fourth quarter of 2014, compared to a GAAP net loss of ($1.5) million, or ($0.20) per diluted share, for the fourth quarter of 2013.

Financial Results for the Fiscal Year Ended January 3, 2015

For the fifty-three weeks ended January 3, 2015, revenues were $71.7 million, up 29.4% from $55.4 million for the fifty-two weeks ended December 28, 2013.  Cartesian’s gross margin was 37.1% in fiscal year 2014, compared with 37.6% in fiscal year 2013.

Selling, general and administrative expenses were $27.5 million, or 38.3% of revenues, during the fifty-three weeks ended January 3, 2015, compared to $22.8 million, or 41.1% of revenues, in fiscal year 2013.  Current year expense includes $1.1 million of non-cash share based compensation expense, compared to $0.7 million in fiscal year 2013.

After adjusting for certain items as described below, non-GAAP adjusted income from operations was $2.9 million in the fifty-three weeks ended January 3, 2015, compared to non-GAAP adjusted income from operations of $1.0 million in fiscal year 2013.  GAAP loss from operations was ($0.9) million for fiscal year 2014, compared to a GAAP loss from operations of ($1.9) million in fiscal year 2013.

After adjusting for certain items as described below, non-GAAP adjusted net income was $3.8 million, or $0.48 per diluted share, for fiscal year 2014, compared to non-GAAP adjusted net income of $1.0 million, or $0.13 per diluted share, in fiscal year 2013. GAAP net loss was ($1.4) million, or ($0.18) per diluted share, for fiscal year 2014, compared with a GAAP net loss of ($2.1) million, or ($0.29) per diluted share, in fiscal year 2013.

Cash and cash equivalents totaled $13.0 million as of January 3, 2015 as compared to $13.8 million as of December 28, 2013.

Non-GAAP Adjustments

In addition to reporting loss from operations and net loss and net loss per diluted share on a GAAP basis, this press release contains certain non-GAAP adjustments which are described in the schedule entitled “Reconciliation of GAAP Net Loss to Non-GAAP Adjusted Net Income and GAAP Loss from Operations to Non-GAAP Adjusted Income from Operations” that accompanies this press release.  In making these non-GAAP adjustments, the Company took into account certain non-cash expenses and benefits and the impact of certain items that are generally not expected to be on-going in nature or that are unrelated to the Company’s core operations, including in each case tax effects as applicable.  Management believes non-GAAP financial information provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not a substitute for GAAP financial information.  The Company believes that providing such adjusted results allows investors and other users of the Company’s financial statements to better understand Cartesian’s comparative operating performance for the periods presented.

Cartesian’s management uses the non-GAAP financial measures in its own evaluation of the Company’s performance, particularly when comparing performance to the prior year’s period.  Cartesian’s non-GAAP measures may differ from similar measures used by other companies, even if similar terms are used to identify such measures.  Although Cartesian’s management believes the non-GAAP financial measures are useful in evaluating the performance of its business, Cartesian acknowledges that items excluded from such measures have a material impact on the Company’s loss from operations, net loss and net loss per diluted share calculated in accordance with GAAP.  Therefore, management uses non-GAAP measures in conjunction with GAAP results.  Investors and other users of our financial information should also consider the above factors when evaluating Cartesian’s results.

Conference Call

The Company will host a conference call at 5:00 p.m. ET today to discuss 2014 fourth quarter and full year results.  The call may also include discussion of company developments, forward-looking information and other material information about business and financial matters.  Investors can access the conference call via a live webcast on the Company’s website, www.cartesian.com, or by dialing 877-317-6789 in the United States or 412-317-6789 from international locations and referencing the Cartesian call.  A replay of the conference call will be archived on the Company’s website for 90 days.  Additionally, a replay of the call will be available by dialing 877-344-7529, passcode 10060115, for one week.

About Cartesian
Cartesian, Inc. (Nasdaq:CRTN) is a specialist provider of consulting services and managed solutions to leaders in the global communications, technology and digital media industries. Cartesian provides consulting in strategy, execution and managed solutions to clients worldwide. The company has offices in Boston, Kansas City, London, New York and Washington. For more information about the company and its services, visit www.cartesian.com.

Cautionary Statement Regarding Forward Looking Information

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding expectations with respect to the Company’s future business, financial condition and results of operations.  Forward-looking statements are subject to known and unknown risks, uncertainties, and contingencies, many of which are beyond the Company’s control, which may cause actual results, performance, or achievements to differ materially from those projected or implied in such forward-looking statements.  Factors that might affect actual results, performance, or achievements include, among other things, our ability to successfully implement our strategic relationship with Elutions; the final outcome of the arbitration proceeding with our former chief executive officer, conditions in the telecommunications industry, overall economic and business conditions (including the current economic slowdown), the demand for the Company’s services (including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects), the level of cash and non-cash expenditures incurred by the Company, our ability to protect client or Cartesian data or information systems from security breaches and cyber-attacks, technological advances and competitive factors in the markets in which the Company competes, and the factors described in this press release and in Cartesian’s filings with the Securities and Exchange Commission, including the risks described in its periodic reports filed with the SEC, including, but not limited to, “Cautionary Statement Regarding Forward Looking Information” under Part I of its Annual Report on Form 10-K for the fiscal year ended December 28, 2013 and subsequent periodic reports containing updated disclosures of such risks. These filings are available at the SEC’s web site at www.sec.gov. Any forward-looking statements made in this release speak only as of the date of this release. Cartesian does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances.

(Please see attached financial tables)

CARTESIAN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(unaudited)

	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
	January 3,	December 28,	January 3,	December 28,
	2015	2013	2015	2013

Revenues	$18,686	$13,931	$71,675	$55,371

Cost of services	11,870	8,589	45,088	34,529

Gross profit	6,816	5,342	26,587	20,842

Selling, general and administrative expenses (includes non-cash share-based compensation expense of $334 and $205 for the fourteen weeks ended January 3, 2015 and for the thirteen weeks ended December 28, 2013, respectively and $1,057 and $737 for the fifty-three weeks ended January 3, 2015 and for the fifty-two weeks ended December 28, 2013, respectively)	7,094	6,761	27,468	22,784
Loss from operations	(278)	(1,419)	(881)	(1,942)
Other (expense) income
Interest (expense) income, net	(63)	2	(200)	4
Discount on note payable and transaction costs	-	-	(1,610)	-
Change in fair value of warrants and derivative liabilities	178	-	159	-
Total other income (expense)	115	2	(1,651)	4
Loss before income taxes	(163)	(1,417)	(2,532)	(1,938)
Income tax (provision) benefit	(191)	(55)	1,121	(114)
Net Loss	$(354)	$(1,472)	$(1,411)	$(2,052)

Net Loss per basic common share	$(0.04)	$(0.20)	$(0.18)	$(0.29)

Weighted average shares used in calculation of net loss per basic common share	8,016	7,150	7,800	7,131

CARTESIAN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	January 3,	December 28,
	2015	2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,999	$13,780
Accounts receivable, net	13,527	11,716
Inventory	3,000	-
Prepaid and other current assets	1,747	1,751
Total current assets	31,273	27,247

NONCURRENT ASSETS:
Property and equipment, net	1,292	1,202
Goodwill	8,015	8,225
Deferred income tax assets	1,085	-
Other noncurrent assets	611	150
Total Assets	$42,276	$36,824

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$1,806	$2,036
Current borrowings	3,269	-
Liabilities for derivatives	337	-
Accrued payroll, bonuses and related expenses	3,899	4,249
Accrued severance liability and related costs	1,694	1,491
Deferred revenue	1,665	591
Other accrued liabilities	986	1,631
Total current liabilities	13,656	9,998

NONCURRENT LIABILITIES:
Deferred income tax liabilities	722	586
Deferred revenue	151	-
Other noncurrent liabilities	330	342
Total noncurrent liabilities	1,203	928

Total stockholders’ equity	27,417	25,898
Total Liabilities and Stockholders’ Equity	$42,276	$36,824

CARTESIAN, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED NET INCOME
AND GAAP LOSS FROM OPERATIONS TO NON-GAAP ADJUSTED INCOME FROM OPERATIONS
(unaudited)
(in thousands, except per share data)

	Fourteen Weeks Ended	Thirteen Weeks Ended	Fifty-three Weeks Ended	Fifty-two Weeks Ended
	January 3,	December 28,	January 3,	December 28,
	2015	2013	2015	2013

Reconciliation of GAAP loss from operations to non-GAAP adjusted income from operations:

GAAP loss from operations	$(278)	$(1,419)	$(881)	$(1,942)

Depreciation	140	167	628	670
Non-cash share based compensation expense	334	205	1,057	737
Accrued executive severance and related costs	573	1,491	1,943	1,491
Foreign currency exchange loss on note payable	147	-	152	-
Adjustments to GAAP loss from operations	1,194	1,863	3,780	2,898

Non-GAAP adjusted income from operations	$916	$444	$2,899	$956

Reconciliation of GAAP net loss to non-GAAP adjusted net income:

GAAP net loss	$(354)	$(1,472)	$(1,411)	$(2,052)

Depreciation	140	167	628	670
Non-cash share based compensation expense	334	205	1,057	737
Accrued executive severance and related costs	573	1,491	1,943	1,491
Discount on note payable and transaction costs	-	-	1,610	-
Change in fair value of derivative liabilities	(178)	-	(159)	-
Foreign currency exchange loss on note payable	147	-	152	-
Tax effect of applicable non-GAAP adjustments (1)	(7)	55	13	114
Adjustments to GAAP net loss	1,009	1,918	5,244	3,012

Non-GAAP adjusted net income	$655	$446	$3,833	$960

Reconciliation of GAAP net loss per diluted common share to non-GAAP adjusted net income per diluted common share:

GAAP net loss per diluted common share (2)	$(0.04)	$(0.20)	$(0.18)	$(0.28)

Depreciation	0.01	0.02	0.08	0.09
Non-cash share based compensation expense	0.04	0.03	0.13	0.10
Accrued executive severance and related costs	0.07	0.20	0.25	0.20
Discount on note payable and transaction costs	-	-	0.20	-
Change in fair value of derivative liabilities	(0.02)	-	(0.02)	-
Foreign currency exchange loss on note payable	0.02	-	0.02	-
Tax effect of applicable non-GAAP adjustments (1)	(0.00)	0.01	0.00	0.02
Adjustments to GAAP net loss per diluted common share	0.12	0.26	0.66	0.41

Non-GAAP adjusted net income per diluted common share	$0.08	$0.06	$0.48	$0.13

Weighted average shares used in calculation of Non-GAAP adjusted net income per diluted common share (2)	8,292	7,248	8,019	7,203

Footnote 1: The Company calculated the tax effect of non-GAAP adjustments by applying an applicable estimated jurisdictional tax rate to each specific non-GAAP item after consideration of the Company's valuation allowance.

Footnote 2: The Company uses weighted average diluted common shares including the dilutive effect of stock options, non-vested shares and warrants in the calculation of GAAP net loss per diluted common share in this reconciliation in order to reconcile to Non-GAAP adjusted net income per diluted common share.

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